Exhibit 32.1



                 STATEMENT OF CHIEF EXECUTIVE OFFICER AND CHIEF
              FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350


         In connection with the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003 (the "Form 10-KSB") of Guaranty Financial Corporation (the "Company"), we, William E. Doyle, Jr., President and Chief Executive Officer, and Tara Y. Harrison, Chief Financial Officer, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

         (a) the Form 10-KSB fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (b) the information contained in the Form 10-KSB fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company and its subsidiaries as of, and for, the periods presented in the Form 10-KSB.


Date:  April 13, 2004                    /s/ William E. Doyle, Jr.
                                         ---------------------------------------
                                         William E. Doyle, Jr.
                                         President and Chief Executive Officer





Date:  April 13, 2004                    /s/ Tara Y. Harrison
                                         ---------------------------------------
                                         Tara Y. Harrison
                                         Chief Financial Officer